SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2004

ELECTRIC CITY CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-2791	36-4197337
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1280 Landmeier Road
Elk Grove Village, IL 60007-2410
(Address of Principal Executive Officers and Zip Code)

Issuer’s telephone number, including area code: (847) 437-1666

Item 5. Other Event

On March 19, 2004, Electric City Corp. (“Electric City,” or the “Company”) entered into a securities purchase agreement with a group of four mutual funds managed by Security Benefit Group, Inc. (“Security Benefit”), whereby the Company issued to such purchasers, in exchange for $11,000,000 in gross proceeds, a package of securities that included 5,000,000 shares of the Company’s common stock and 5 year warrants to purchase 1,750,000 additional shares of common stock at $2.42 per share (the “Common Stock Warrants”). The exercise price under the Common Stock Warrants is subject to adjustment if the Company issues shares of common stock at a price below the lower of the exercise price or the market price at the time.

Also on March 19, 2004, the Company entered into a Redemption and Exchange Agreement with the holders of its outstanding Series A Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock (collectively, the “Existing Preferred Stock”) under which the Company agreed to redeem 538,462 shares of Existing Preferred Stock at a price of $13 per share (the “Redemption”) and to exchange shares of its newly authorized Series E Convertible Preferred Stock (the “Series E Preferred”) for all remaining outstanding shares of Existing Preferred Stock (the “Exchange”) on a 1 for 10 basis (one share of Series E Preferred exchanged for 10 shares of Existing Preferred Stock). The Company used $7 million of the proceeds from the issuance of securities to Security Benefit to accomplish the Redemption, which closed on March 22, 2004.

Under the Redemption and Exchange transaction, the Company redeemed 538,462 shares of its outstanding Existing Preferred Stock which were convertible into 5,384,620 shares of common stock, at a price equivalent to $1.30 per common share, and exchanged 210,451 shares of the new Series E Preferred) for the remaining 2,104,509 outstanding shares of the Existing Preferred Stock. All of the Existing Preferred Stock has been cancelled. The Series E Preferred has substantially the same rights as the shares of Existing Preferred Stock that it replaced, including:

•	special approval rights in respect of certain actions by the Company, including any issuance of shares of capital stock by the Company that would have the right to receive dividends or the right to participate in any distribution upon liquidation which was senior to or equal to the rights of the Series E Preferred (other than issuances to pay dividends on the preferred and under certain other limited exceptions such as conversion of outstanding convertible securities) and any acquisition, sale, merger, joint venture, consolidation or reorganization involving the Company or any of its subsidiaries;

•	a conversion price of $1.00 per share ;

•	the right to elect up to four directors;

•	the right to vote with the holders of common stock on an “as converted” basis on all matters on which holders of our common stock are entitled to vote, except with respect to the election of directors or as otherwise provided by law;

•	a right of first offer on the sale of equity by the Company in a private transaction; and

•	anti-dilution protection that would adjust the conversion price in the event we issue equity at a price which is less than the conversion price .

The Exchange was effected on a 1 for 10 basis: whereas each share of the Existing Preferred Stock was convertible into 10 shares of Common Stock and had a liquidation preference of $20 per share, each share of the Series E Preferred is convertible into 100 shares of Common Stock and has a liquidation preference of $200 per share. As part of the Exchange, all outstanding warrants to purchase shares of Series D Convertible Preferred Stock were exchanged for similar warrants to purchase shares of Series E Preferred. Such Series E warrants issued are exercisable for an aggregate of 3,750 shares of Series E Preferred at a price of $100 per share. They replaced warrants exercisable for 37,500 shares of Series D Preferred at an exercise price of $10 per share.

In addition the Existing Preferred Stock carried a dividend rate of 10% payable at the Company’s election in cash or in additional shares of preferred stock during the first three years following issuance. After the third anniversary of issuance we were required to pay all dividends in cash and the dividend rate increased by 1/2% every six months until it reached 15%, where it would remain until the shares were converted or redeemed. The Series E Preferred carries a 6% dividend that is payable at the Company’s election in cash or additional shares of Series E Preferred for as long as the shares remain outstanding.

The following table summarizes the change in outstanding shares that resulted from this series of transactions:

	Number of Shares (1)
	Prior to	After the
	Transactions	Transactions	Change
Preferred A	22,515,890	0	(22,515,890)
Preferred C	2,336,130	0	(2,336,130)
Preferred D	1,577,690	0	(1,577,690)
Preferred E	0	21,046,900	21,046,900

Total preferred	26,429,710	21,046,900	(5,382,810)
Common stock	35,922,021	40,922,021	5,000,000

Total shares outstanding	62,351,731	61,968,921	(382,810)
Total shares issuable under outstanding options and warrants	19,992,048	21,742,048	1,750,000

Total shares issued or issuable	82,343,779	83,710,969	1,367,190

(1)	All shares presented on an as converted basis

The dilutive effect of the payment-in-kind dividend on the preferred stock will be reduced significantly as a result of the Redemption because of the lower dividend rate on the Series E Preferred stock. Based on the terms and number of shares of the Existing Preferred the Company outstanding prior to the Redemption and Exchange, if the Company continued to pay preferred dividends by issuing additional preferred shares, the Company would have issued shares of preferred stock convertible into 10,306,790 shares of common stock over the next three years, whereas it only expects to issue shares of Series E preferred convertible into 4,473,919 shares of common stock over the same period, a reduction of 5,832,871 shares or 56.6%.

As part of the Redemption and Exchange, the preferred stockholders agreed to amend and restate their existing stock trading agreements, effectively replacing them with a new three year agreement containing volume and price limitations which become effective on September 8, 2004 after the original expiration date of September 7, 2004. The Investor Rights Agreement and the Stockholders Agreement among the Company, the preferred stockholders and certain other parties were also amended and restated as part of the Redemption and Exchange, principally to reflect the changes in the outstanding preferred stock resulting from the transactions.

The Company has agreed to file a registration statement to register the shares of common stock issued to the Security Benefit purchasers and the shares issuable under their Common Stock Warrants within 45 days of the closing and to use its best efforts to have the registration statement declared effective within 120 days of the closing.

Morgan Kegan & Company, Inc. acted as placement agent for the Company with respect to the transaction and was paid a placement agent fee of $660,000.

The financing was exempt from registration under the Securities Act of 1933, as amended, pursuant to Regulation D of the Securities Act.

The description of the Securities Purchase Agreement and the Redemption and Exchange Agreement, and the transactions contemplated by the Securities Purchase Agreement, Common Stock Warrant, Redemption and Exchange Agreement are not intended to be complete and are qualified in their entirety by the complete text of the four Common Stock Warrants, the Certificate of Designation for the Series E Convertible Preferred stock, the Amended and Restated Investor Rights Agreement, the Amended and Restated Stockholders Agreement, the Amended and Restated Stock Trading Agreement, Securities Purchase Agreement and the Redemption and Exchange Agreement, which are attached as exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 10.1 and 10.2, respectively, to this report and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(a)	Not Applicable
(b)	Not Applicable
(c)	Exhibits

4.1	Warrant Certificate to Purchase 442,750 shares of Common Stock Par Value $0.0001 Per Share, of Electric City Corp. issued to UMBTRU for benefit of Security Equity Fund, Mid Cap Value Series

4.2	Warrant Certificate to Purchase 350,000 shares of Common Stock Par Value $0.0001 Per Share, of Electric City Corp. issued to UMBTRU for benefit of SBL Fund, Series V

4.3	Warrant Certificate to Purchase 311,500 shares of Common Stock Par Value $0.0001 Per Share, of Electric City Corp. issued to UMBTRU for benefit of Security Mid Cap Growth Fund

4.4	Warrant Certificate to Purchase 645,750 shares of Common Stock Par Value $0.0001 Per Share, of Electric City Corp. issued to UMBTRU for benefit of SBL Fund, Series J

4.5	Certificate Of Designations, Preferences And Relative, Participating, Optional And Other Special Rights Of Preferred Stock And Qualifications, Limitations And Restrictions Thereof Of Series E Convertible Preferred Stock Of Electric City Corp.

4.6	Amended and Restated Investor Rights Agreement, dated as of March 19, 2004 made by and among Electric City Corp., Newcourt Capital USA Inc., CIT Capital Securities, Inc., Morgan Stanley Dean Witter Equity Funding, Inc., Originators Investment Plan, L.P., Cinergy Ventures II, LLC, Leaf Mountain Company, LLC, SF Capital Partners, Ltd., Richard Kiphart, David P. Asplund, John Thomas Hurvis Revocable Trust, John Donohue, Augustine Fund, LP, And Technology Transformation Venture Fund, LP

4.7	Amended And Restated Stockholders Agreement dated as of March 19, 2004 made by and among Electric City Corp., Newcourt Capital USA Inc., Morgan Stanley Dean Witter Equity Funding, Inc., Originators Investment Plan, L.P., Cinergy Ventures II, LLC, Leaf Mountain Company, LLC, Richard Kiphart, David P. Asplund, John Thomas Hurvis Revocable Trust, John Donohue, Augustine Fund, LP, And Technology Transformation Venture Fund, LP

4.8	Amended And Restated Stock Trading Agreement dated as of March 19, 2004 made by and among Electric City Corp., Newcourt Capital USA Inc., CIT Capital Securities, Inc., Morgan Stanley Dean Witter Equity Funding, Inc., Originators Investment Plan, L.P., Cinergy Ventures II, LLC, Leaf Mountain Company, LLC, SF Capital Partners, Ltd., Richard Kiphart, David P. Asplund, John Thomas Hurvis Revocable Trust, John Donohue, Augustine Fund, LP, And Technology Transformation Venture Fund, LP

4.9	Form of Series E Convertible Preferred Stock Warrant issued by Electric City in favor of Cinergy Ventures II, LLC, Mr. Richard Kiphart, SF Capital Partners, John Thomas Hurvis Revocable Trust and Mr. David Asplund

10.1	Securities Purchase Agreement dated March 19, 2004, between Electric City Corp. and Security Equity Fund, Mid Cap Value Series, SBL Fund, Series V, Security Mid Cap Growth And SBL Fund, Series J

10.2	Redemption and Exchange Agreement dated March 19, 2004, by and among Electric City Corp. and Newcourt Capital USA Inc., Morgan Stanley Dean Witter Equity Funding, Inc., Originators Investment Plan, L.P., Cinergy Ventures II, LLC, Leaf Mountain Company, LLC, SF Capital Partners, Ltd., Richard Kiphart, David P. Asplund, John Thomas Hurvis Revocable Trust, John Donohue, Augustine Fund, LP, And Technology Transformation Venture Fund, LP

99.1	Press release dated March 22, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ELECTRIC CITY CORP.
Dated: March 23, 2003	By:	/s/ Jeffrey R. Mistarz
Jeffrey R. Mistarz
Chief Financial Officer & Treasurer (principal financial and accounting officer)

INDEX TO EXHIBITS

Exhibit
Number	Description

4.1	Warrant Certificate to Purchase 442,750 shares of Common Stock Par Value $0.0001 Per Share, of Electric City Corp. issued to UMBTRU for benefit of Security Equity Fund, Mid Cap Value Series

4.2	Warrant Certificate to Purchase 350,000 shares of Common Stock Par Value $0.0001 Per Share, of Electric City Corp. issued to UMBTRU for benefit of SBL Fund, Series V

4.3	Warrant Certificate to Purchase 311,500 shares of Common Stock Par Value $0.0001 Per Share, of Electric City Corp. issued to UMBTRU for benefit of Security Mid Cap Growth Fund

4.4	Warrant Certificate to Purchase 645,750 shares of Common Stock Par Value $0.0001 Per Share, of Electric City Corp. issued to UMBTRU for benefit of SBL Fund, Series J

4.5	Certificate Of Designations, Preferences And Relative, Participating, Optional And Other Special Rights Of Preferred Stock And Qualifications, Limitations And Restrictions Thereof Of Series E Convertible Preferred Stock Of Electric City Corp.

4.6	Amended and Restated Investor Rights Agreement, dated as of March 19, 2004 made by and among Electric City Corp., Newcourt Capital USA Inc., CIT Capital Securities, Inc., Morgan Stanley Dean Witter Equity Funding, Inc., Originators Investment Plan, L.P., Cinergy Ventures II, LLC, Leaf Mountain Company, LLC, SF Capital Partners, Ltd., Richard Kiphart, David P. Asplund, John Thomas Hurvis

Revocable Trust, John Donohue, Augustine Fund, LP, And Technology Transformation Venture Fund, LP

4.7	Amended And Restated Stockholders Agreement dated as of March 19, 2004 made by and among Electric City Corp., Newcourt Capital USA Inc., Morgan Stanley Dean Witter Equity Funding, Inc., Originators Investment Plan, L.P., Cinergy Ventures II, LLC, Leaf Mountain Company, LLC, Richard Kiphart, David P. Asplund, John Thomas Hurvis Revocable Trust, John Donohue, Augustine Fund, LP, And Technology Transformation Venture Fund, LP

4.8	Amended And Restated Stock Trading Agreement dated as of March 19, 2004 made by and among Electric City Corp., Newcourt Capital USA Inc., CIT Capital Securities, Inc., Morgan Stanley Dean Witter Equity Funding, Inc., Originators Investment Plan, L.P., Cinergy Ventures II, LLC, Leaf Mountain Company, LLC, SF Capital Partners, Ltd., Richard Kiphart, David P. Asplund, John Thomas Hurvis Revocable Trust, John Donohue, Augustine Fund, LP, And Technology Transformation Venture Fund, LP

4.9	Form of Series E Convertible Preferred Stock Warrant issued by Electric City in favor of Cinergy Ventures II, LLC, Mr. Richard Kiphart, SF Capital Partners, John Thomas Hurvis Revocable Trust and Mr. David Asplund

10.1	Securities Purchase Agreement dated March 19, 2004, between Electric City Corp. and Security Equity Fund, Mid Cap Value Series, SBL Fund, Series V, Security Mid Cap Growth And SBL Fund, Series J

10.2	Redemption and Exchange Agreement dated March 19, 2004, by and among Electric City Corp. and Newcourt Capital USA Inc., Morgan Stanley Dean Witter Equity Funding, Inc., Originators Investment Plan, L.P., Cinergy Ventures II, LLC, Leaf Mountain Company, LLC, SF Capital Partners, Ltd., Richard Kiphart, David P. Asplund, John Thomas Hurvis Revocable Trust, John Donohue, Augustine Fund, LP, And Technology Transformation Venture Fund, LP

99.1	Press release dated March 23, 2004.